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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 2, 1999


                          Discover Card Master Trust I
             -----------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                       0-23108                     51-0020270
      --------                       -------                     ----------
     (State of                     (Commission                (IRS Employer
   Organization)                   File Number)             Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                19720
----------------------------------------                            -----
(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                   ----------------

Former name or former address, if changed since last report:  Not Applicable

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Item 5.  Other Events

         Series 1999-2. On March 2, 1999, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 1999-2 ___% Class A Credit Card Pass-Through Certificates and
$26,316,000 aggregate principal amount of Series 1999-2 ___% Class B Credit
Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.


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

Item 7.  Exhibits
         --------

Exhibit No.  Description
-----------  -----------
Exhibit 99   Series Term Sheet dated March 2, 1999, with respect to the proposed issuance of the ___% Class A Credit Card Pass-Through
             Certificates and the ___% Class B Credit Card Pass-Through
             Certificates of Discover Card Master Trust I, Series 1999-2.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Discover Card Master Trust I
                                         (Registrant)



                                    By:  Greenwood Trust Company
                                         (Originator of the Trust)



Date:  March 2, 1999                By: /s/ John J. Coane
                                       -------------------------
                                       John J. Coane
                                       Vice President, Chief Accounting Officer
                                        and Treasurer




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                              INDEX TO EXHIBITS


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

Exhibit       Description                                                   Page
-------       -----------                                                   ----
Exhibit 99    Series Term Sheet dated March 2, 1999, with respect to the proposed issuance of the ___% Class A Credit Card Pass-Through  5
              Certificates and the ___% Class B Credit Card Pass-Through
              Certificates of Discover Card Master Trust I, Series 1999-2.



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